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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 14, 2002


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                     GEMSTAR - TV GUIDE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

                   Delaware                                0-24218                  95-4782077
(State or Other Jurisdiction of Incorporation)     (Commission File Number)        (IRS Employer
                                                                                 Identification No.)

                          135 North Los Robles Avenue,
                                    Suite 800
                           Pasadena, California 91101
                     (Address of Principal Executive Offices
                                  and Zip Code)



                                 (626) 792-5700
               Registrant's telephone number, including area code

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     A copy of the press release issued by Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), on August 14, 2002, is filed as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

Exhibit No.    Description

99.1           Press Release of Gemstar-TV Guide International, Inc. issued
               August 14, 2002.
99.2           Statement Under Oath of Principal Executive Officer dated August
               14, 2002
99.3           Statement Under Oath of Principal Financial Officer dated August
               14, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     On August 14, 2002, each of the Principal Executive Officer, Henry Yuen, and the Principal Financial Officer, Elsie Leung, of the Company submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is furnished as an exhibit to this report (Exhibits 99.2 and 99.3, respectively).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2002

                                          GEMSTAR-TV GUIDE INTERNATIONAL, INC.

                                          By:  /s/  Jonathan Orlick
                                               ---------------------------------
                                          Name:  Jonathan Orlick
                                          Title: Executive Vice President,
                                                  General Counsel

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